UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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PING IDENTITY HOLDING CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PING IDENTITY HOLDING CORP. 2021 Annual Meeting Vote by May 05, 2021 11:59 PM ET 1 OF 322,224 148,294 DENVER, CO 80202 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 2 FLASHID-JOB# You invested in PING IDENTITY HOLDING CORP. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 06, 2021. Get informed before you vote View the Annual Report, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. XXXX XXXX XXXX XXXX For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 06, 2021 8:00 AM MDT www.virtualshareholdermeeting.com/PING2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. SHARE CLASSES REPRESENTED FOR VOTING THE COMPANY NAME INC. - CLASS A 123456789.1234 THE COMPANY NAME INC. - CLASS B 123456789.1234 THE COMPANY NAME INC. - CLASS C 123456789.1234 THE COMPANY NAME INC. - CLASS D 123456789.1234 THE COMPANY NAME INC. - CLASS E 123456789.1234 THE COMPANY NAME INC. - CLASS F 123456789.1234 THE COMPANY NAME INC. - 401 K 123456789.1234 Voting Items Election of Directors Nominees: Rod Aliabadi03)Andre Durand Diane Gherson04)Paul Martin To ratify the appointment of PricewaterhouseCoopers as our independent registered public accounting firm for the year ending December 31, 2021. Board Recommends For For To recommend, by an advisory vote, the frequency of future advisory votes on executive compensation.Year NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. FLASHID-JOB#